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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) November, 1996



                            PVC CONTAINER CORPORATION
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               (Exact name of registrant as specified in charter)


Delaware                             0-30067                 13-2616435
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(State of other jurisdiction       (Commission              (IRS employer
 of incorporation)                 file number)            identification no


401 Industrial Way West, Eatontown, New Jersey 07724
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (908) 542-0060

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5 Others Events

           The Registrant adopted as of July 1, 1995 an Employee Stock Ownership Trust and Plan to which only the Registrant makes contributions. The Plan was first funded by the Registrant during its fiscal year ended June 30, 1996. The Plan is described in the annexed exhibit.



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                                    EXHIBITS


         The following exhibit is filed herewith:



Exhibit No.                       Description                        Page Number
-----------                       -----------                        -----------

   10.13           Employee Stock Ownership Trust
                   and Plan-Effective July 1, 1995
                   ("ESOP")



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: February 13, 1997                     PVC CONTAINER CORPORATION
                                             -------------------------
                                             (Registrant)


                                             By: /s/ Phillip L. Friedman
                                                ------------------------
                                                Phillip L. Friedman
                                                President

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                                    EXHIBIT INDEX






Exhibit No.                       Description
-----------                       -----------

   10.13           Employee Stock Ownership Trust
                   and Plan-Effective July 1, 1995
                   ("ESOP")